                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 20, 1999
                                                 -----------------
BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware                           333-60313                 31-0738296
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(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                File Number)           Identification No.)


One First National Plaza,  Chicago, IL                        60670
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(Address of principal executive offices)                   (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
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Item 5.  Other Events
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     On July 20, 1999, the Registrant issued a press release announcing its second quarter 1999 earnings. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's July 20, 1999 Press Release regarding 2nd Quarter 1999 earnings.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK ONE CORPORATION
                              ---------------------
                              (Registrant)


Date: July 20, 1999           By:   /s/ M. Eileen Kennedy
      ----------------              -----------------------
                                    Title: Treasurer

                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
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99(a) Registrant's July 20, 1999 Press Release regarding 2nd Quarter 1999 earnings.

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